SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     May 25, 2000
                                                 --------------------

                          Presidential Realty Corporation
---------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)


         DELAWARE                1-8594               13-1954619
----------------------------   ------------          ------------
(State or other jurisdiction   (Commission     (I.R.S. Employer
       of incorporation)        File Number)     Identification Number)


180 South Broadway, White Plains, New York            10605
-------------------------------------------           ------
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code   (914) 948-1300
                                                     --------------


                  No change since last Report
-------------------------------------------------
(Former name or former address, if changed since last report)
















                         PRESIDENTIAL REALTY CORPORATION

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                                  ON FORM 8-K/A


Presidential Realty Corporation hereby amends Item 2 of its Current Reports on Form 8-K, which were filed on March 27, 2000 and April 10, 2000, as set forth in the pages attached hereto:

Item 2.  Acquisition of Assets.

Financial Statements for Farrington Apartments and Preston Lake Apartments purchased on March 15, 2000 and March 30, 2000, respectively, and pro forma financial information are presented in Item 7.

Item 7.  Financial Statements and Exhibits.

Financial Statements of the business acquired:

Independent Auditors' Report

Audited Statement of Revenue and Certain Expenses of Farrington Apartments for the Year Ended December 31, 1999.

Notes to Statement of Revenue and Certain Expenses.

Independent Auditors' Report

Audited Statement of Revenue and Certain Expenses of Preston Lake Apartments for the Year Ended December 31, 1999.

Notes to Statement of Revenue and Certain Expenses.

Pro Forma Financial Information:

Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 1999 and for the Three Months Ended March 31,2000.

Notes to the Pro Forma Consolidated Statements of Operations







INDEPENDENT AUDITORS' REPORT


Board of Directors and Stockholders
Presidential Realty Corporation
White Plains, New York

We have audited the accompanying statement of revenue and certain expenses of the Farrington Apartments ("Farrington"), as described in Note 1, for the year ended December 31, 1999. This financial statement is the responsibility of Presidential Realty Corporation's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K/A of Presidential Realty Corporation) as described in Note 1 and is not intended to be a complete presentation of Farrington's revenues and expenses.

In our opinion, such financial statement presents fairly, in all material respects, the revenue and certain expenses of the Farrington Apartments for the year ended December 31, 1999, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP



Stamford, Connecticut
April 20, 2000





                              FARRINGTON APARTMENTS
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1999



         Revenue:
           Rental                                             $1,628,212

                                                              ----------
         Total revenue                                         1,628,212
                                                              ----------
         Certain Expenses:
           Operating expenses                                    552,887
           Real estate taxes                                     118,474

                                                              ----------

         Total certain expenses                                  671,361
                                                              ----------

         REVENUES IN EXCESS OF CERTAIN EXPENSES                 $956,851
                                                              ==========



See notes to statement of revenue and certain expenses.




                              FARRINGTON APARTMENTS
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

1.       ORGANIZATION AND BASIS OF PRESENTATION

BUSINESS
The accompanying Statement of Revenue and Certain Expenses includes the operations (see "Basis of Presentation" below) of Farrington Apartments, a 224 unit garden apartment property, located in Clearwater, Florida. During the year ended December 31, 1999, Farrington Apartments was owned by Royal River Partners, L.P., which is not related to Presidential Realty Corporation (the "Company").

On March 15, 2000, the Company acquired Farrington Apartments. The acquisition was funded from the proceeds of a new $7,900,000 first mortgage loan on the property and $2,005,739 of the Company's available cash. The mortgage has an interest rate of 8.25% per annum, matures on May 1, 2010 and has a balloon payment of $7,106,299 due at maturity.

BASIS OF PRESENTATION
The accompanying financial statement has been prepared on the accrual basis of accounting, but is not representative of the actual operations of Farrington Apartments for the period shown. As required by the Securities and Exchange Commission Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of Farrington Apartments. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expenses and other expenses not directly related to the future operations of Farrington Apartments. The Company is not aware of any material factors relating to Farrington Apartments that would cause the reported financial information not to be necessarily indicative of future operating results.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION
Rental income, attributable to residential leases, is recognized as earned over the lease term. Leases are generally for terms of one year.

MANAGEMENT'S ESTIMATES
The financial statement has been prepared in conformity with generally accepted accounting principles. In preparing the financial statement, management is required to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


INDEPENDENT AUDITORS' REPORT


Board of Directors and Stockholders
Presidential Realty Corporation
White Plains, New York

We have audited the accompanying statement of revenue and certain expenses of the Preston Lake Apartments ("Preston Lake"), as described in Note 1, for the year ended December 31, 1999. This financial statement is the responsibility of Presidential Realty Corporation's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K/A of Presidential Realty Corporation) as described in Note 1 and is not intended to be a complete presentation of Preston Lake's revenues and expenses.

In our opinion, such financial statement presents fairly, in all material respects, the revenue and certain expenses of the Preston Lake Apartments for the year ended December 31, 1999, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP



Stamford, Connecticut
April 25, 2000



                             PRESTON LAKE APARTMENTS
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1999




         Revenue:
           Rental                                             $2,651,118

                                                              ----------

         Total revenue                                         2,651,118
                                                              ----------

         Certain Expenses:
           Operating expenses                                    648,261
           Real estate taxes                                     212,628

                                                              ----------

         Total certain expenses                                  860,889
                                                              ----------

         REVENUES IN EXCESS OF CERTAIN EXPENSES               $1,790,229
                                                              ==========



See notes to statement of revenue and certain expenses.




                             PRESTON LAKE APARTMENTS
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

1.       ORGANIZATION AND BASIS OF PRESENTATION

BUSINESS
The accompanying Statement of Revenue and Certain Expenses includes the operations (see "Basis of Presentation" below) of Preston Lake Apartments, a 320 unit garden apartment property, located in Tucker, Georgia. During the year ended December 31, 1999, Preston Lake Apartments was owned by EQR Preston Lake Vistas, Inc., which is not related to Presidential Realty Corporation (the "Company").

On March 30, 2000, the Company acquired Preston Lake Apartments. The acquisition was funded from the proceeds of a new $14,000,000 first mortgage loan on the property, the proceeds from the sale of $1,285,263 of securities available for sale and $2,727,999 of the Company's available cash. The mortgage has an interest rate of 8.15% per annum, matures on May 1, 2010 and has a balloon payment of $12,564,077 due at maturity.

BASIS OF PRESENTATION
The accompanying financial statement has been prepared on the accrual basis of accounting, but is not representative of the actual operations of Preston Lake Apartments for the period shown. As required by the Securities and Exchange Commission Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of Preston Lake
Apartments. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expenses and other expenses not directly related to the future operations of Preston Lake Apartments. The Company is not aware of any material factors relating to Preston Lake Apartments that would cause the reported financial information not to be necessarily indicative of future operating results.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION
Rental income, attributable to residential leases, is recognized as earned over the lease term. Leases are generally for terms of one year.

MANAGEMENT'S ESTIMATES
The financial statement has been prepared in conformity with generally accepted accounting principles. In preparing the financial statement, management is required to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.







                PRESIDENTIAL REALTY CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                    AND THE THREE MONTHS ENDED MARCH 31, 2000


The unaudited Pro Forma Consolidated Statements of Operations of Presidential Realty Corporation (the "Company") for the year ended December 31, 1999 and for the three months ended March 31, 2000 are presented as if the acquisitions of Farrington Apartments and Preston Lake Apartments had occurred on January 1, 1999. The unaudited Pro Forma Consolidated Statements of Operations should be read in conjunction with the Statements of Revenue and Certain Expenses for the year ended December 31, 1999 of Farrington Apartments and of Preston Lake Apartments and notes thereto included elsewhere herein. In the opinion of Company management, all adjustments necessary to reflect the effects of the purchase of Farrington Apartments and Preston Lake Apartments have been made.

The unaudited Pro Forma Consolidated Statements of Operations are prepared for informational purposes only and are not necessarily indicative of the Company's future results or of actual results that would have been achieved if these acquisitions had been completed as of the date indicated above.


PRESIDENTIAL REALTY CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
(Unaudited)
                                                                                   Pro Forma Adjustments
                                                             Presidential     ---------------------------------             Pro
                                                                Realty            Farrington         Preston Lake          Forma
                                                             Corporation (a)      Apartments          Apartments           Total
                                                            -------------------   ----------         ------------       -----------
Income:
  Rental                                                       $10,672,236        $1,628,212 (b)     $2,651,118 (b)     $14,951,566
  Interest on mortgages - sold properties                        3,074,034                                                3,074,034
  Interest on wrap mortgages                                       528,173                                                  528,173
  Interest on mortgages - related parties                          250,491                                                  250,491
  Investment income                                                648,221                                                  648,221
  Other                                                             71,127                                                   71,127
                                                            ---------------    --------------    ---------------    ----------------
Total                                                           15,244,282         1,628,212          2,651,118          19,523,612
                                                            ---------------    --------------    ---------------    ----------------

Costs and Expenses:
  General and administrative                                     3,098,272                                                3,098,272
  Interest on note payable and other                               236,739                                                  236,739
  Interest on wrap mortgage debt                                    54,586                                                   54,586
  Amortization of  loan acquisition costs                            3,128                                                    3,128
  Depreciation on non-rental property                               25,497                                                   25,497
  Rental property:
    Operating expenses                                           4,684,312           552,887 (b)        648,261 (b)
                                                                                      65,128 (c)        106,045 (c)       6,056,633
    Interest on mortgages                                        2,952,811           658,860 (d)      1,153,353 (d)       4,765,024
    Real estate taxes                                              927,344           118,474 (b)        212,628 (b)       1,258,446
    Depreciation on real estate                                  1,008,051           226,014 (e)        435,815 (e)       1,669,880
    Amortization of mortgage costs                                 273,752            10,633 (f)         14,063 (f)         298,448
    Minority interest share of partnership income                  601,489                                                  601,489
                                                            ---------------    --------------    ---------------    ----------------
Total                                                           13,865,981         1,631,996          2,570,165          18,068,142
                                                            ---------------    --------------    ---------------    ----------------
Income (loss) before net gain from sales of properties,
   notes, and securities                                         1,378,301            (3,784)            80,953           1,455,470
Net gain from sales of properties, notes and securities          7,703,081                                                7,703,081

                                                            ---------------    --------------    ---------------    ----------------
Net Income (Loss)                                               $9,081,382           ($3,784)           $80,953          $9,158,551
                                                            ===============    ==============    ===============    ================

Historical earnings per share (basic and diluted):
Income before net gain from sales of properties,
   notes, and securities                                             $0.38
Net gain from sales of properties, notes and securities               2.12
                                                            ---------------
Net Income                                                           $2.50
                                                            ===============

Pro forma earnings per share (basic and diluted):
Income before net gain from sales of properties,
   notes, and securities                                                                                                      $0.40
Net gain from sales of properties, notes and securities                                                                        2.12
                                                                                                                    ----------------
Net Income                                                                                                                    $2.52
                                                                                                                    ================

Weighted Average Number of Shares Outstanding                    3,629,333
                                                            ===============



See notes to pro forma consolidated statement of operations.




PRESIDENTIAL REALTY CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2000
(Unaudited)
                                                                             Pro Forma Adjustments
                                                        Presidential    --------------------------------          Pro
                                                         Realty            Farrington        Preston Lake        Forma
                                                      Corporation (a)      Apartments        Apartments          Total
                                                      -----------------    ----------        ------------     -----------
Income:
  Rental                                                 $2,880,532         $314,093 (b)     $677,512 (b)     $3,872,137
  Interest on mortgages - sold properties                   744,165                                              744,165
  Interest on mortgages - related parties                    45,209                                               45,209
  Investment income                                         126,753                                              126,753
  Other                                                      20,314                                               20,314
                                                      --------------   --------------  ---------------   ----------------
Total                                                     3,816,973          314,093          677,512          4,808,578
                                                      --------------   --------------  ---------------   ----------------

Costs and Expenses:
  General and administrative                                721,169                                              721,169
  Depreciation on non-rental property                         5,675                                                5,675
  Rental property:
    Operating expenses                                    1,158,270          141,177 (b)      164,582 (b)
                                                                              12,564 (c)       27,100 (c)      1,503,693
    Interest on mortgages                                   766,049          135,781 (d)      281,914 (d)      1,183,744
    Real estate taxes                                       247,392           23,958 (b)       50,721 (b)        322,071
    Depreciation on real estate                             270,584           47,086 (e)      108,954 (e)        426,624
    Amortization of mortgage costs                           20,741            2,152 (f)        3,419 (f)         26,312
    Minority interest share of partnership income           168,195                                              168,195
                                                      --------------   --------------  ---------------   ----------------
Total                                                     3,358,075          362,718          636,690          4,357,483
                                                      --------------   --------------  ---------------   ----------------
Income (loss) before net gain from sales of properties,
   notes, and securities                                    458,898          (48,625)          40,822            451,095
Net gain from sales of properties, notes and securities      12,703                                               12,703
                                                      --------------   --------------  ---------------   ----------------
Net Income (Loss)                                          $471,601         ($48,625)         $40,822           $463,798
                                                      ==============   ==============  ===============   ================

Historical earnings per share (basic and diluted):
Income before net gain from sales of properties,
   notes, and securities                                      $0.13
Net gain from sales of properties, notes and securities        0.00
                                                      --------------
Net Income                                                    $0.13
                                                      ==============

Pro forma earnings per share (basic and diluted):
Income before net gain from sales of properties,
   notes, and securities                                                                                           $0.13
Net gain from sales of properties, notes and securities                                                             0.00
                                                                                                         ----------------
Net Income                                                                                                         $0.13
                                                                                                         ================

Weighted Average Number of Shares Outstanding             3,692,081
                                                      ==============




See notes to pro forma consolidated statement of operations.




                PRESIDENTIAL REALTY CORPORATION AND SUBSIDIARIES
            NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                  AND FOR THE THREE MONTHS ENDED MARCH 31, 2000
                                   (UNAUDITED)



a) Reflects the historical consolidated statements of operations for the Company for the year ended December 31, 1999 as reported on Form 10-K and for the three months ended March 31, 2000 as reported on Form 10-Q.

b) Reflects the historical rental income and operating expenses of Farrington Apartments and Preston Lake Apartments.

c) Reflects an adjustment for property management fees. The property management fees included in operating expenses are based on a fee of 4% of rental income, which is the standard rental property management fee paid for other properties owned by the Company and managed by the unaffiliated rental property management company.

d)   Reflects  interest expense on the debt used to fund the  acquisitions.  The mortgage interest rates for Farrington Apartments and Preston Lake Apartments are 8.25% and 8.15%, per annum, respectively. Interest is calculated on the actual number of days elapsed divided by 360 days, on principal balances of $7,900,000 for the debt on Farrington Apartments and $14,000,000 for Preston Lake Apartments.

e) Reflects depreciation on the acquired assets. Depreciation expense on the buildings is recorded using the straight-line method over 35 years. Depreciation expense on the equipment is recorded using the straight-line method over 5 years.

f) Reflects amortization of costs incurred to obtain mortgage financing. The interest method is used for the amortization of mortgage costs, over the life of the mortgage debt.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         PRESIDENTIAL REALTY CORPORATION


                         By: Jeffrey F. Joseph
                             -----------------
                             Jeffrey F. Joseph
                             President
   Date: May 25, 2000